Subsequent Events	9 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

On October 9, 2015, to refinance the indebtedness incurred on September 9, 2015, the Company issued an unsecured, non-convertible promissory note in the principal amount of $2,862,000 to Dr. Andrey Semechkin in return for Dr. Semechkin (i) surrendering the note issued to him by the Company on September 9, 2015 in the principal amount of $2,862,000. On November 3, 2015, to refinance the indebtedness incurred on October 9, 2015, the Company issued an unsecured, non-convertible promissory note in the principal amount of $2,862,000 (the “Loan”) to Dr. Andrey Semechkin in return for Dr. Semechkin (i) surrendering the note issued to him by the Company on October 9, 2015 in the principal amount of $2,862,000. Dr. Semechkin is the Company’s Co-Chairman and Chief Executive Officer. The principal amount under the Note accrues interest at a rate of One Half of One Percent (0.50%) per annum. The Note is due and payable January 10, 2016, but may be pre-paid by the Company without penalty at any time.

On October 10, 2015, the Company and the holders of the Series C Warrants issued in connection with the financing transaction which occurred on October 14, 2014 that remained outstanding as of October 10, 2015 (representing the right to acquire, in the aggregate, approximately 73,000 shares) amended those remaining Series C Warrants to extend the expiration date to November 14, 2015. Between October 1, 2015 and October 20, 2015, the Company received net proceeds of $162,711 upon the exercise of 100,815 of the Series C Warrants by holders of the Series C Warrants. As of October 20, 2015, all remaining Series C Warrants were fully exercised. Additionally, between October 20, 2015 and October 27, 2015, the Company received net proceeds of $333,792 upon the exercise of 206,814 of the Series A Warrants by holders of the Series A Warrants.